SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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BV FINANCIAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 4, 2006

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of BV Financial, Inc. The meeting will be held at the Courtyard Marriott Hotel, 1671 West Nursery Road, Linthicum, Maryland on Wednesday, November 8, 2006 at 1:30 p.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as a representative of Beard Miller Company, LLP, the Company’s independent auditors, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

Edmund T. Leonard	Carolyn M. Mroz
Chairman of the Board and Chief Financial Officer	President and Chief Executive Officer

BV Financial, Inc.

7114 North Point Road

Baltimore, Maryland 21219

(410) 477-5000

Notice of Annual Meeting of Stockholders

On Wednesday, November 8, 2006, BV Financial, Inc. (the “Company”) will hold its annual meeting of stockholders at the Courtyard Marriott Hotel, 1671 West Nursery Road, Linthicum, Maryland. The meeting will begin at 1:30 p.m., local time. At the meeting, stockholders will consider and act on the following:

1.	The election of four directors to serve for a term of three years;

2.	The ratification of the appointment of Beard Miller Company, LLP as independent auditors for the Company for the fiscal year ending June 30, 2007; and

3.	Such other business that may properly come before the meeting.

NOTE: The Board of Directors is not aware of any other business scheduled to come before the meeting.

Only stockholders of record as of the close of business on September 22, 2006 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

Please complete and sign the enclosed proxy card, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

Robert R. Kern, Jr. Corporate Secretary

Baltimore, Maryland

October 4, 2006

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

BV FINANCIAL, INC.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of BV Financial, Inc. (“BV Financial” or the “Company”) to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Bay-Vanguard Federal Savings Bank (“Bay-Vanguard Federal” or the “Bank”) and the majority-owned subsidiary of Bay-Vanguard, M.H.C. The annual meeting will be held at the Courtyard Marriott Hotel, 1671 West Nursery Road, Linthicum, Maryland on Wednesday, November 8, 2006 at 1:30 p.m., local time. This proxy statement and the enclosed proxy card are being mailed to stockholders of record on or about October 4, 2006.

Voting And Proxy Procedure

Who Can Vote at the Meeting

You are entitled to vote your shares of BV Financial common stock if the records of the Company show that you held your shares as of the close of business on September 22, 2006. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or nominee. As the beneficial owner, you have the right to direct your broker on how to vote your shares. Your broker, bank or nominee has enclosed a voting instruction card for this purpose.

As of the close of business on September 22, 2006, a total of 2,645,000 shares of BV Financial common stock were outstanding. Each share of common stock has one vote. The Company’s charter provides that record owners of the Company’s common stock (other than Bay-Vanguard, M.H.C.) who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of that 10% limit.

Attending the Meeting

If you were a stockholder as of the close of business on September 22, 2006, you may attend the meeting. However, if you held your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank, broker or other nominee are examples of proof of ownership. If you want to vote your shares of BV Financial common stock held in street name in person at the meeting, you will need a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote By Bay-Vanguard, M.H.C.

Bay-Vanguard, M.H.C., the mutual holding company for the Company, owned 55.0% of the outstanding shares of common stock of the Company as of September 22, 2006. All shares of common stock owned by Bay-Vanguard, M.H.C. will be voted in accordance with the instructions of the Board of Directors of Bay-Vanguard, M.H.C., the members of which are identical to the members of the Board of Directors of the Company. Bay-Vanguard, M.H.C. is expected to vote such shares “FOR” both proposals.

Vote Required

The annual meeting will be held only if there is a quorum. A majority of the outstanding shares of BV Financial common stock entitled to vote, represented in person or by proxy, constitutes a quorum. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast at the annual meeting. “Plurality” means that the nominees receiving the greatest number of votes cast will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting to ratify the appointment of Beard Miller Company, LLP as independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes present in person or by proxy at the annual meeting and entitled to vote. Abstentions will have the same effect as a negative vote, while broker non-votes will have no effect on the voting.

Because Bay-Vanguard, M.H.C. owns in excess of 50% of the outstanding shares of BV Financial common stock, the votes it casts will ensure the presence of a quorum and determine the outcome of Proposal 1 (Election of Directors) and Proposal 2 (Appointment of Independent Auditors).

Voting by Proxy

This proxy statement is being sent to you by the Board of Directors of BV Financial to request that you allow your shares of BV Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of BV Financial common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote “FOR” each of the nominees for director and “FOR” ratification of the appointment of Beard Miller Company, LLP as the Company’s independent auditors.

If any matter not described in this proxy statement is properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of BV Financial common stock may also be voted by the persons named in the proxy card on the new meeting date, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Secretary of the Company in writing before your BV Financial common stock has been voted at the annual meeting, deliver a later-dated valid proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If your BV Financial common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

Participants in the Bay-Vanguard Federal ESOP or 401(k) Plan

If you participate in the Bay-Vanguard Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold BV Financial common stock through the Bank’s 401(k) Profit Sharing Plan (the “401(k) Plan”), you will receive a vote authorization form for each plan reflecting all the shares that you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan, you are entitled to direct the trustee how to vote the shares of BV Financial common stock credited to your account in the 401(k) Plan. The trustee will vote all shares for which it does not receive timely instructions from participants as directed by the Company. The deadline for returning your voting instructions to each plan’s trustee is October 27, 2006.

Corporate Governance

General

The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Ethics and Business Conduct.

Meetings of the Board of Directors

The Company and the Bank conduct business through meetings of their Boards of Directors and their committees. The Board of Directors of the Company met 12 times during the year ended June 30, 2006. The Board of Directors of the Bank met 12 times during the year ended June 30, 2006. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served.

Committees of the Board of Directors of BV Financial, Inc.

The following table identifies our standing committees and their members. All members of each committee are independent in accordance with the listing standards of The Nasdaq Stock Market, LLC.

Director	Audit Committee		Compensation Committee		Nominating and Governance Committee
Michael J. Birmingham III	X	*			X
Robert R. Kern, Jr.			X	*	X	*
Edmund J. Kowalewski	X		X
Brian K. McHale	X
Anthony J. Narutowicz			X
Catherine M. Staszak					X

Number of Meetings in 2006	4		2		1

Chairman*

Audit Committee. The Audit Committee is responsible for ensuring that the Company maintains reliable accounting policies and financial reporting processes and reviewing the work of the Company’s independent accountants to review their effectiveness. The Audit Committee selects the outside auditors and meets with them to discuss the results of the annual audit and any related matters. The Board of Directors has determined that the Audit Committee does not have a member who is an “audit committee financial expert.” While the board recognizes that no individual board member meets the qualifications required of an “audit committee financial expert,” the board believes that appointment of a new director to the board and to the Audit Committee at this time is not necessary as the level of financial knowledge and experience of the current members of the Audit Committee, including the ability to read and understand fundamental financial statements, is cumulatively sufficient to discharge adequately the Audit Committee’s responsibilities. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which was included in the Company’s 2005 proxy statement. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Audit Committee Report.”

Compensation Committee. The Compensation Committee determines annual grade and salary levels for employees and establishes personnel policies. The Compensation Committee operates under a written charter.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for the annual selection of management’s nominees for election as directors and for developing and implementing a set of policies and practices relating to corporate governance, including implementation of and monitoring adherence to the Company’s corporate governance policy. The Nomination and Governance Committee acts under a written charter adopted by the Board of Directors. The charter is not available on the Company’s website, but a copy of the charter was included in the Company’s 2005 proxy statement. The procedures of the Nominating and Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See “Nominating and Governance Committee Procedures.”

Attendance at the Annual Meeting

The Board of Directors encourages directors to attend the annual meeting of stockholders. All directors attended the 2005 annual meeting of stockholders.

Directors’ Compensation

Meeting Fees for All Directors. The following table sets forth the applicable fees that are paid to our non-employee directors for their service on Bay-Vanguard Federal’s Board of Directors. Directors do not receive any compensation for their service on the Board of Directors of BV Financial or Bay-Vanguard, M.H.C.

Fees per meeting of Bay-Vanguard Federal:
Regular or Special Meetings Attended	$500
Committee Meetings Attended	$400

Non-Employee Director Compensation. The following table sets forth the total cash and equity compensation paid to our non-employee directors for their board service during fiscal 2006.

Director	Cash	Restricted Stock Awards (1)	Stock Option Awards (2)
Michael J. Birmingham III	$7,200	$19,856	5,554
Robert R. Kern, Jr.	6,400	19,856	5,554
Edmund J. Kowalewski	6,800	19,856	5,554
Anthony J. Narutowicz	6,000	19,856	5,554
Catherine M. Staszak	6,000	19,856	5,554
Brian K. McHale	6,400	19,856	5,554
Jerry S. Sopher	6,400	19,856	5,554

(1)	Represents the market value of 2,221 shares of restricted stock granted on November 14, 2005, based on a per share value of $8.94, the closing price of the Company’s common stock on the date of grant. All awards vest in five equal annual installments beginning on the first anniversary of the date of grant.

(2)	All options have an exercise price of $8.94, the fair market value of our common stock on November 14, 2005. All options vest in five equal annual installments beginning on the first anniversary of the date of the grant.

Directors’ Supplemental Retirement Plan. Bay-Vanguard Federal maintains the Bay-Vanguard Federal Savings Bank Directors’ Supplemental Retirement Plan to provide certain payments to directors upon retirement or to a director’s beneficiary if a director dies while there are funds credited to his or her pre-retirement account. Upon the attainment of age 70, each participating director is entitled to a retirement benefit equal to the excess (if any) of the Index (as defined in the plan) for the plan year in which the director retires over the Cost of Funds Expense (as defined in the plan) for the plan year in which the director retires, divided by a factor equal to 1.20 minus the marginal tax rate. The index retirement benefit is payable for each plan year subsequent to the director’s retirement (including the remaining portion of the year following retirement) until the director’s death. In addition to the index retirement benefit, directors who retire from the Board of Directors after attaining age 70 will also be entitled to the balance in their pre-retirement accounts that will be payable in 120 monthly installments commencing 30 days after the director’s termination of service for reasons other than cause. If a director terminates service with Bay-Vanguard Federal before age 70 for reasons other than cause, the director is entitled to receive ten percent of the product of the number of full years of service on the Board of Directors and the balance in the pre-retirement account payable to the director in 120 monthly installments commencing 30 days following the director’s attainment of age 70. In no event will any benefit payable to a director under the plan exceed $6,100 per year. If a director dies while there is a balance in the director’s pre-retirement account, the director’s unpaid balance will be paid in a lump sum to the director’s beneficiaries. If a director becomes disabled before terminating service with Bay-Vanguard Federal and the director’s service with Bay-Vanguard Federal is terminated because of the disability or the director is terminated in connection with a Change in Control (as defined in the plan), the director will immediately begin to receive benefits under the plan as if he or she had retired from Bay-Vanguard Federal upon attainment of age 70.

Bay-Vanguard Federal has elected to fund its obligations under the plan through the purchase of life insurance. All but two participating directors have entered into life insurance endorsement method split-dollar plan agreements in connection with the plan funding.

Stock Ownership

The following table provides information as of September 22, 2006 with respect to persons and entities known to the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock. A person or entity may be considered to beneficially own any shares of common stock over which the person or entity has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding
Bay-Vanguard, M.H.C. 7114 North Point Road Baltimore, Maryland 21219	1,454,750	(1)	55.0%

(1)	Acquired in connection with the Company’s minority stock offering, which was completed on January 12, 2005. The members of the Board of Directors of BV Financial and Bay-Vanguard Federal also constitute the Board of Directors of Bay-Vanguard, M.H.C.

The following table provides information as of September 22, 2006 about the shares of BV Financial common stock that may be considered to be owned by each director of the Company, by those officers of the Company named in the Summary Compensation Table on page 12, and by all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

Name	Number of Shares Owned (Excluding Options) (1)(2)	Number of Shares That May Be Acquired Within 60 Days by Exercising Options	Percent of Common Stock Outstanding (3)
Michael J. Birmingham III	7,221	1,111	*
Daniel J. Gallagher, Jr.	17,162	2,074	*
Robert R. Kern, Jr.	7,221	1,111	*
Edmund J. Kowalewski	3,221	1,111	*
Edmund T. Leonard	25,365	5,185	1.2%
Brian K. McHale	3,221	1,111	*
Carolyn M. Mroz	21,916	5,185	1.0%
Anthony J. Narutowicz	3,221	1,111	*
Jerry S. Sopher	7,221	1,111	*
Catherine M. Staszak	3,011	1,111	*
All Directors and Executive Officers as a group (12 persons)	104,463	22,295	4.8%

*	Less than 1% of the shares outstanding.

(1)	Includes shares held in trust in the Bay-Vanguard Federal Savings Bank 401(k) Profit Sharing Plan as to which each participant has investment and voting power as follows: Mr. Gallagher–1,063 shares; Mr. Leonard–13,746 shares; and Ms. Mroz–10,557 shares.

(2)	Includes shares allocated under the Bay-Vanguard Federal Savings Bank Employee Stock Ownership Plan, with respect to which each individual has voting but not investment power as follows: Mr. Gallagher–855 shares; Mr. Leonard–1,067 shares and Ms. Mroz–991 shares.

(3)	Based on 2,645,000 shares of Company common stock outstanding and entitled to vote as of the close of business on September 22, 2006, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.

Proposal 1 — Election of Directors

The Company’s Board of Directors consists of ten members. Because the Company is not listed on a national securities exchange or a national securities association, there is no independence requirement for its directors. However, if the Company was to apply the current listing standards of the Nasdaq Stock Market, all of the directors would be independent except for Edmund T. Leonard, Carolyn M. Mroz and Daniel J. Gallagher, Jr., each of whom is an employee of the Bank. The board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Four directors will be elected at the annual meeting to serve for a three-year term or until their respective successors have been elected and qualified. The nominees for election are Michael J. Birmingham III, Daniel J. Gallagher, Jr., Edmund J. Kowalewski and Catherine M. Staszak.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute nominee proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of all of the nominees.

Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each nominee’s biography is as of June 30, 2006. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of either Bay Federal Savings and Loan Association or Vanguard Federal Savings and Loan Association, which merged to form Bay-Vanguard Federal in April 1996.

Nominees for Election of Directors

The following nominees are standing for election for terms ending in 2009:

Michael J. Birmingham III is the owner of MJ Birmingham Company, a construction company located in Baltimore, Maryland. He was also the owner of Bay Shore Bar from 1996 to 2002. Age 53. Director since 1985.

Daniel J. Gallagher, Jr. has served as the Senior Vice President of Bay-Vanguard Federal since August 2002. He was the Executive Vice President and a director of Heritage Federal Savings Bank from January 1997 until July 2002. Age 49. Director since 2003.

Edmund J. Kowalewski has been retired since December 1991. Before he retired, Mr. Kowalewski was the purchasing manager for Maryland Casualty Company, a Baltimore insurance company. Age 75. Director since 1990.

Catherine M. Staszak is a realtor for Coldwell Banker in Baltimore, Maryland and the owner of Full House Saloon, a tavern in Edgemere, Maryland. Age 64. Director since 1986.

Directors Continuing in Office

The following directors have terms ending in 2007:

Robert R. Kern, Jr. is a partner at the law firm of Gallagher Evelius & Jones LLP, located in Baltimore, Maryland. Age 58. Director since 1974.

Edmund T. Leonard serves as the Chairman and Chief Financial Officer of Bay-Vanguard Federal. Mr. Leonard was President of Bay Federal Savings and Loan Association before its merger with Vanguard Federal Savings Bank in April 1996. Age 62. Director since 1991.

Carolyn M. Mroz serves as the President and Chief Executive Officer of Bay-Vanguard Federal. Ms. Mroz was President of Vanguard Federal Savings and Loan Association before it merged with Bay Federal Savings and Loan Association in April 1996. Age 61. Director since 1969.

The following directors have terms ending in 2008:

Brian K. McHale is a steamship clerk with International Longshoremen’s Association Local 953 located in Baltimore, Maryland and a state delegate to the Maryland General Assembly. Age 51. Director since 1987.

Anthony J. Narutowicz serves on the Board of Directors of F&M Enterprises, Inc., a company located in Edgemere, Maryland. F&M Enterprises, Inc. owns various retail establishments and several rental properties. Mr. Narutowicz also serves on the Board of Directors of Navrad Corp., a gas station located in Edgemere, Maryland. Age 73. Director since 1985.

Jerry S. Sopher is a self-employed attorney located in Baltimore, Maryland. Age 65. Director since 1985.

Proposal 2 – Ratification of Independent Auditors

Beard Miller Company, LLP was the Company’s independent auditor for the 2006 fiscal year. The Audit Committee of the Board of Directors has appointed Beard Miller to be the Company’s independent auditors for the 2007 fiscal year, subject to ratification by stockholders. A representative of Beard Miller is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the auditors is not approved by a majority of the votes present in person or by proxy at the annual meeting and entitled to vote, the Audit Committee of the Board of Directors may consider other independent auditors.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of independent auditors.

Audit Fees

The following table sets forth the fees Beard Miller billed to the Company and Bay-Vanguard Federal for the fiscal years ended June 30, 2006 and 2005, respectively:

	2006	2005
Audit Fees	$52,266	$45,160
Audit-Related Fees(1)	—	51,500
Tax Fees(2)	6,200	5,400
All Other Fees	—	—

(1)	Consists of fees related to the Bank’s mutual holding company reorganization.

(2)	Consists of fees for tax return preparation, planning and other tax-related advisory services.

Pre-Approval of Services by the Independent Auditor

The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company’s independent auditor. The Audit Committee will consider annually and approve the provision of audit services by its external auditor and, if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements.

Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member(s) to whom such authority is delegated shall report any specific approval of services at the next regular meeting of the Audit Committee. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its external auditor.

During the year ended June 30, 2006, the Audit Committee approved all Audit-Related Fees and Tax Fees set forth above.

Executive Compensation

Summary Compensation Table

The following information is furnished for the executive officers who received a salary and bonus of $100,000 or more during the year ended June 30, 2006. The table does not include certain additional benefits, the aggregate amounts of which did not exceed $50,000 or 10% of salary and bonus for the named executive officers.

	Annual Compensation			Long Term Compensation Awards		All Other Compensation (2)
Name and Position	Year	Salary	Bonus	Restricted Stock Awards ($)(1)	Securities Underlying Options/SARs (#)
Edmund T. Leonard Chairman and Chief Financial Officer	2006 2005 2004	$125,000 115,084 94,700	$20,000 24,532 13,719	$92,690 — —	25,921 — —	$17,617 7,069 10,188
Carolyn M. Mroz President and Chief Executive Officer	2006 2005 2004	$125,000 115,084 94,700	$20,000 14,352 13,719	$92,690 — —	25,921 — —	$14,207 6,510 9,974
Daniel J. Gallagher, Jr. Senior Vice President	2006 2005 2004	$105,000 98,149 93,050	$15,000 13,706 9,983	$37,074 — —	10,368 — —	$8,354 4,377 4,254

(1)	Reflects 10,368, 10,368 and 4,147 shares granted to Mr. Leonard, Ms. Mroz and Mr. Gallagher, respectively, under the BV Financial, Inc. 2005 Equity Incentive Plan. The dollar amount set forth in the table represents the market value of the shares on the date of the grant. The restricted stock awards vest in five equal annual installments beginning on the first anniversary of the date of grant. When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon. The number and value of all unvested shares of restricted stock held by each named executive officer as of June 30, 2006, is as follows, based on $9.00, the closing price of the Company’s common stock on June 30, 2006:

	Number of Unvested Shares	Value of Unvested Shares
Mr. Leonard	10,368	$93,312
Ms. Mroz	10,368	93,312
Mr. Gallagher	4,147	37,323

(footnotes continued on next page)

(2)	Details of the amounts reported in the “All Other Compensation” column for 2006 are provided in the table below.

Item	Mr. Leonard	Ms. Mroz	Mr. Gallagher
Employer contribution to 401(k) Profit Sharing Plan	$3,169	$2,030	$659
Market value of allocations under the employee stock ownership plan	9,603	8,910	7,695
Employer contribution to profit sharing plan
Economic value of split-dollar insurance policy	4,845	3,267	—

Total	$17,617	$14,207	$8,354

Employment Agreements. BV Financial and Bay-Vanguard Federal each maintain employment agreements with Mr. Leonard and Ms. Mroz. Bay-Vanguard Federal maintains an employment agreement with Mr. Gallagher. Mr. Leonard’s and Ms. Mroz’s employment agreements provide for a three-year term. Mr. Gallagher’s employment agreement provides for a two-year term. The term of the employment agreement is subject to annual renewal by the Board of Directors until the Board of Directors or the executive provides written notice of non-renewal. The Board of Directors will review the executives’ base salaries annually. The current annual base salary is $125,000 for Ms. Mroz and Mr. Leonard and is $105,000 for Mr. Gallagher. In addition to base salary, the employment agreements provide for, among other things, the executives’ participation in stock-based benefit plans and the provision of certain fringe benefits applicable to executive personnel. The employment agreements also provide for termination of the executives for just cause, as defined in the respective employment agreements, at any time. Upon a termination for just cause, neither BV Financial nor Bay-Vanguard Federal will make any further payments under the employment agreements. However, if the executive is terminated for reasons other than just cause, as defined in the respective employment agreements, or if they resign under specified circumstances that constitute constructive termination, the executives, or if they should die, their beneficiaries, will receive base salary and contributions to any employee benefit plans that would have been paid or contributed on their behalf for the remaining term of the employment agreement. The executives’ health and welfare benefits will also continue for the remaining term of the agreement. Upon a termination of employment for reasons other than just cause or a change in control, the agreements will require the executive to adhere to a one-year non-competition provision. The three-year employment agreements also provide for continued medical coverage for five years following Mr. Leonard’s and Ms. Mroz’s retirement and reimbursement of all out-of-pocket medical expenses related to the executives’ annual medical physicals. Mr. Gallagher’s employment agreement provides that, in addition to his personal medical coverage, Bay-Vanguard Federal will provide him with family medical coverage.

If the executive is involuntarily terminated in connection with a change in control, or if he or she voluntarily terminates employment following a change in control under certain circumstances specified in the employment agreements, his or her beneficiaries will receive a severance payment equal to 2.99 times his or her average (two times in the case of Mr. Gallagher) annual compensation over the five preceding tax years. The executives’ health and welfare benefit coverage will continue for 36 months (24 months in the case of Mr. Gallagher).

Under applicable law, the Internal Revenue Service may impose an excise tax on change in control-related payments that equal or exceed three times each executive’s average annual compensation over the five years preceding the change in control. This excise tax would equal 20% of the amount that exceeds one times the executive’s average compensation over the preceding five tax years. To prevent the imposition of the excise tax, each employment agreement limits payments to the executive to an amount that is one dollar less than three times the executive’s average annual compensation.

BV Financial and Bay-Vanguard Federal will be jointly responsible for payments made to the executives under the employment agreements, although BV Financial will guarantee any payments not made by Bay-Vanguard Federal. BV Financial or Bay-Vanguard Federal will also pay or reimburse all reasonable costs and legal fees incurred by the executives in relation to any dispute or question of interpretation involving their employment agreements, if they succeed on the merits in a legal judgment, arbitration or settlement proceeding. The employment agreements provide further that BV Financial or Bay-Vanguard Federal will indemnify the executives to the fullest extent legally permissible for all expenses and liabilities they incur in connection with any legal proceedings related to their roles as officers or directors.

Executive Supplemental Retirement Plan. Bay-Vanguard Federal maintains the Bay-Vanguard Federal Savings Bank Executive Supplemental Retirement Plan to provide certain payments to Mr. Leonard and Ms. Mroz upon retirement or to their respective beneficiaries if they die while there are funds credited to their pre-retirement account. If Mr. Leonard or Ms. Mroz remains in the employ of Bay-Vanguard Federal until age 65, Mr. Leonard or Ms. Mroz is entitled to a retirement benefit equal to the excess (if any) of the Index (as defined in the plan) for the plan year in which Mr. Leonard or Ms. Mroz retires over the Cost of Funds Expense (as defined in the plan) for the plan year in which Mr. Leonard or Ms. Mroz retires, minus the marginal tax rate. The index retirement benefit is payable for each plan year subsequent to Mr. Leonard’s or Ms. Mroz’s retirement (including the remaining portion of the year following retirement) until Mr. Leonard’s or Ms. Mroz’s death. In addition to the index retirement benefit, Mr. Leonard and Ms. Mroz are also entitled to the balance in their pre-retirement accounts that will be payable in 180 monthly installments commencing 30 days after their termination of employment for reasons other than cause. If Mr. Leonard or Ms. Mroz terminates service with Bay-Vanguard Federal before age 65, for reasons other than cause or early retirement, they are entitled to receive the balance in their pre-retirement account in 180 monthly installments commencing 30 days following attainment of age 65. If Mr. Leonard or Ms. Mroz dies while there is a balance in their pre-retirement account, the unpaid balance will be paid in a lump sum to their respective beneficiaries. If Mr. Leonard or Ms. Mroz becomes disabled before terminating employment with Bay-Vanguard Federal and their service with Bay-Vanguard Federal is terminated because of the disability or Mr. Leonard or Ms. Mroz is terminated in connection with a Change in Control (as defined in the plan), they will immediately begin to receive benefits under the plan as if they had retired from Bay-Vanguard Federal at age 65.

Bay-Vanguard Federal is funding its obligations under the plan through the purchase of life insurance. Each participating executive has entered into a life insurance endorsement method split-dollar plan agreement in connection with the plan.

Supplemental Executive Retirement Plan. Bay-Vanguard Federal maintains a supplemental executive retirement plan that provides participating executives with benefits otherwise limited by certain provisions of the Internal Revenue Code or the terms of the employee stock ownership plan. Specifically, the plan provides benefits to eligible officers (those designated by the Board of Directors of Bay-Vanguard Federal) that cannot be provided under the 401(k) Profit Sharing Plan or the employee stock ownership plan as a result of limitations imposed by the Code, but that would have been provided under the plans, but for these Internal Revenue Code limitations. In addition to providing for benefits lost under tax-qualified plans as a result of the Internal Revenue Code limitations, the plan also provides supplemental benefits upon a change of control before the scheduled repayment of the employee stock ownership plan loan. Generally, upon a change in control, the supplemental executive retirement plan provides participants with a benefit equal to what they would have received under the employee stock ownership plan had they remained employed throughout the term of the loan, less the benefits actually provided under the plan on the participant’s behalf. A participant’s benefits generally become payable upon a change in control of Bay-Vanguard Federal and BV Financial. The board has designated Mr. Leonard, Ms. Mroz and Mr. Gallagher as participants in the plan.

Option Grants in Last Fiscal Year

The following table lists all options granted to the executive officers named in the Summary Compensation Table (the “Named Executive Officers”) during the year ended June 30, 2006.

Name	Number of Securities Underlying Options Granted (#) (1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price Per Share	Expiration Date
Edmund T. Leonard	25,921	35.7%	$8.94	November 14, 2015
Carolyn M. Mroz	25,921	35.7	8.94	November 14, 2015
Daniel J. Gallagher, Jr.	10,368	14.3	8.94	November 14, 2015

(1)	All options become exercisable in five annual installments beginning on the first anniversary of the date of grant.

Option Exercises in Last Fiscal Year and Option Values at Fiscal Year End

The following table provides information regarding the number and value of shares of Company common stock represented by stock options held by the Named Executive Officers as of June 30, 2006. No shares were exercised during the year ended June 30, 2006.

	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Edmund T. Leonard	—	25,921	—	$1,555
Carolyn M. Mroz	—	25,921	—	1,555
Daniel J. Gallagher, Jr.	—	10,368	—	622

(1)	Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on June 30, 2006, less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in BV Financial common stock during the fiscal year ended June 30, 2006.

Transactions with Management

Loans and Extensions of Credit. The Sarbanes-Oxley Act generally prohibits loans by BV Financial to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Bay-Vanguard Federal to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made under programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Bay-Vanguard Federal is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution’s capital and surplus (up to a maximum of $500,000), must be approved in advance by a majority of the disinterested members of the Board of Directors.

Other Transactions. Gallagher Evelius & Jones LLP, of which Robert R. Kern, Jr. is a partner, has performed legal services for Bay-Vanguard Federal. Bay-Vanguard Federal paid a total of $43,900 and $31,775 in legal fees to Gallagher Evelius & Jones LLP for fiscal 2006 and fiscal 2005, respectively.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the following report of the Audit Committee shall not be incorporated by reference into any such filings.

Audit Committee Report

The Audit Committee of the Company’s Board of Directors is comprised of three directors and operates under a written charter adopted by the Board of Directors, a copy of which was included in the Company’s 2005 proxy statement. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq Stock Market.

The Company’s management is responsible for the Company’s internal control over financial reporting. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principals. The Audit Committee oversees the Company’s internal control over financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent auditors are in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2006 for filing with the Securities and Exchange Commission. The Audit Committee appointed, subject to stockholder ratification, the selection of the Company’s independent auditors for the fiscal year ending June 30, 2007.

Audit Committee of the Board of Directors

of BV Financial, Inc.

Michael J. Birmingham III (Chairman)

Edmund J. Kowalewski

Brian K. McHale

Nominating and Governance Committee Procedures

General

It is the policy of the Nominating and Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Governance Committee’s resources, the Nominating and Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

To submit a recommendation of a director candidate to the Nominating and Governance Committee, a stockholder should submit the following information in writing, addressed to the Chair of the Nominating and Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	The name and address of the stockholder making the recommendation as they appear on the Company’s books; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating and Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Process for Identifying and Evaluating Nominees

The process that the Nominating and Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating and Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by Bay-Vanguard Federal. The Nominating and Governance Committee also will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating and Governance Committee has not used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Nominating and Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria, which are discussed in more detail below. If such individual fulfills these criteria, the Nominating and Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the board.

Minimum Qualifications

The Nominating and Governance Committee has adopted a set of criteria that it considers when it selects individuals not currently on the Board of Directors to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s bylaws, which include an age limitation, a stock ownership requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate must also meet any qualification requirements set forth in any board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Nominating and Governance Committee will then evaluate the prospective nominee to determine if he or she possesses the following qualifications, qualities or skills:

•	contributions to the range of talent, skill and expertise appropriate for the board;

•	financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the stockholders of the Company and the best interests of the institution;

•	the ability to devote sufficient time and energy to the performance of his or her duties;

•	independence under applicable Securities and Exchange Commission and listing definitions; and

•	current equity holdings in the Company.

The Committee will also consider any other factors it deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Governance Committee will consider and review an existing director’s board and committee attendance and performance; length of board service; experience, skills and contributions that the existing director brings to the board; and independence.

Stockholder Proposals and Nominations

The Company must receive proposals that stockholders seek to have included in the proxy statement for the Company’s next annual meeting no later than June 6, 2007. If next year’s annual meeting is held on a date more than 30 calendar days from November 8, 2007, a stockholder proposal must be received a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Corporate Secretary not less than 30 days before the date of the meeting; provided that if less than 40 days’ notice or prior public disclosure of the meeting is given or made to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made.

Stockholder Communications

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Robert R. Kern, Jr., Corporate Secretary, BV Financial,

Inc., 7114 North Point Road, Baltimore, Maryland 21219. Communications regarding financial or accounting policies should be sent to the attention of the Chair of the Audit Committee. All other communications should be sent to the attention of the Chair of the Nominating and Governance Committee.

Miscellaneous

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

The Company’s Annual Report to Stockholders on Form 10-KSB has been mailed to all persons who were stockholders as of the close of business on September 22, 2006. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

Robert R. Kern, Jr.
Corporate Secretary

Baltimore, Maryland

October 4, 2006

REVOCABLE PROXY

BV FINANCIAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

November 8, 2006

1:30 p.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of BV Financial, Inc. (the “Company”), consisting of Robert R. Kern, Jr., Jerry Sopher and Anthony J. Narutowicz, or each of them, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of stockholders, to be held on November 8, 2006 at 1:30 p.m., local time, at the Courtyard Marriott Hotel, 1671 West Nursery Road, Linthicum, Maryland and at any and all adjournments or postponements, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Michael J. Birmingham III, Daniel J. Gallagher, Jr., Edmund J. Kowalewski and Catherine M. Staszak

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.

2.	The ratification of the appointment of Beard Miller Company, LLP as independent auditors of BV Financial, Inc. for the fiscal year ending June 30, 2007.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

This proxy is revocable and, if properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” each of the proposals listed. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

Dated: __________________________________

SIGNATURE OF STOCKHOLDER

SIGNATURE OF CO-HOLDER (IF ANY)

The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting and the Annual Report to Shareholders on Form 10-KSB.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Dear ESOP Participant:

On behalf of the Board of Directors of BV Financial, Inc. (the “Company”), I am forwarding you the attached blue vote authorization form for the purpose of conveying your voting instructions to RSGroup Trust Company (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of BV Financial, Inc. to be held on November 8, 2006. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders of BV Financial, Inc. and a copy of the Company’s Annual Report to Stockholders.

As a participant in the Bay-Vanguard Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to vote all shares of Company common stock allocated to your account as of September 22, 2006, the record date for the Annual Meeting. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before October 27, 2006. If you do not direct the Trustee how to vote the shares of Company common stock allocated to your ESOP account, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

Please complete, sign and return the enclosed blue vote authorization form in the enclosed, postage-paid envelope. Your vote will not be revealed, directly or indirectly, to any employee or director of Bay-Vanguard Federal Savings Bank or BV Financial, Inc.

Sincerely,

Edmund T. Leonard
Chairman and Chief Financial Officer

VOTE AUTHORIZATION FORM

I understand that RSGroup Trust Company (the “ESOP Trustee”), is the holder of record and custodian of all shares of BV Financial, Inc. (the “Company”) common stock under the Bay-Vanguard Federal Savings Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on November 8, 2006.

You are to vote my shares as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Michael J. Birmingham III, Daniel J. Gallagher, Jr., Edmund J. Kowalewski and Catherine M. Staszak

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.

2.	The ratification of the appointment of Beard Miller Company, LLP as independent auditors of BV Financial, Inc. for the fiscal year ending June 30, 2007.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The ESOP Trustee is hereby authorized to vote all shares of Company common stock allocated to me in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than October 27, 2006.

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of BV Financial, Inc. (the “Company”), I am forwarding you the attached green vote authorization form for the purpose of conveying your voting instructions to RSGroup Trust Company (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of BV Financial, Inc. to be held on November 8, 2006. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders of BV Financial, Inc. and a copy of the Company’s Annual Report to Stockholders.

As a holder of BV Financial, Inc. common stock under the Bay-Vanguard Federal Savings Bank 401(k) Profit Sharing Plan (“401(k) Plan”), you are entitled to direct the Trustee how to vote the shares of common stock credited to your account as of September 22, 2006, the record date for the Annual Meeting. If the Trustee does not receive your instructions by October 27, 2006, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions received from other 401(k) Plan participants.

Please complete, sign and return the enclosed green vote authorization form in the enclosed, postage-paid envelope. Your vote will not be revealed, directly or indirectly, to any employee or director of Bay-Vanguard Federal Savings Bank or BV Financial, Inc.

Sincerely,

Edmund T. Leonard
Chairman and Chief Financial Officer

VOTE AUTHORIZATION FORM

I understand that RSGroup Trust Company (the “Trustee”) is the holder of record and custodian of all shares of BV Financial, Inc. (the “Company”) common stock credited to me under the Bay-Vanguard Federal Savings Bank 401(k) Profit Sharing Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on November 8, 2006.

You are to vote my shares as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Michael J. Birmingham III, Daniel J. Gallagher, Jr., Edmund J. Kowalewski and Catherine M. Staszak

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.

2.	The ratification of the appointment of Beard Miller Company, LLP as independent auditors of BV Financial, Inc. for the fiscal year ending June 30, 2007.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The Trustee is hereby authorized to vote all shares of Company common stock credited to me in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than October 27, 2006.

Dear Stock Award Recipient:

On behalf of the Board of Directors of BV Financial, Inc. (the “Company”), I am forwarding you the attached yellow vote authorization form for the purpose of conveying your voting instructions to RSGroup Trust Company (the “Incentive Plan Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of BV Financial, Inc. to be held on November 8, 2006. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders of BV Financial, Inc. and a copy of the Company’s Annual Report to Stockholders.

You are entitled to vote all shares of restricted Company common stock awarded to you under the BV Financial, Inc. 2005 Equity Incentive Plan (“Incentive Plan”) that are unvested as of September 22, 2006, the record date for the Annual Meeting. The Incentive Plan Trustee will vote these shares of Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and other Stock Award Recipients.

To direct the voting of the unvested shares of Company common stock awarded to you under the Incentive Plan, please complete, sign and return the attached yellow vote authorization form in the enclosed, postage-paid envelope no later than October 27, 2006.

Sincerely,

Edmund T. Leonard
Chairman and Chief Financial Officer

VOTE AUTHORIZATION FORM

I understand that RSGroup Trust Company (the “Incentive Plan Trustee”), is the holder of record and custodian of all shares of BV Financial, Inc. (the “Company”) common stock held in the BV Financial, Inc. 2005 Equity Incentive Plan Trust. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on November 8, 2006.

You are to vote my shares as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Michael J. Birmingham III, Daniel J. Gallagher, Jr., Edmund J. Kowalewski and Catherine M. Staszak

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.

2.	The ratification of the appointment of Beard Miller Company, LLP as independent auditors of BV Financial, Inc. for the fiscal year ending June 30, 2007.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The Incentive Plan Trustee is hereby authorized to vote all shares of Company common stock credited to me in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than October 27, 2006.